TERM SHEET DATED NOVEMBER 28, 2000
SUBJECT TO REVISION


Capital Auto Receivables Asset Trust 2000-2
$980,284,000 Asset Backed Notes, Class A


Capital Auto Receivables, Inc.
Seller

General Motors Acceptance Corporation
Servicer



This document is a preliminary term sheet describing the structure, collateral pool and additional aspects of Capital Auto Receivables Asset Trust 2000-2. We have prepared this term sheet with the cooperation of General Motors Acceptance Corporation. The information and assumptions we have provided in this term sheet are preliminary and will be superseded by a prospectus supplement and by any other information subsequently filed by us with the SEC or incorporated by reference in the relevant registration statement. This term sheet also supersedes any prior or similar term sheet.

Please see the following page for more important information about this term sheet.

      The Trust will issue the following classes of Notes and Certificates:


                               Class A Notes

                                                                                    Initial
                                                                                  Variable Pay
                            A-1            A-2          A-3          A-4           Revolving
                          Notes(1)        Notes        Notes         Notes          Note(1)      Certificates(1)
Principal Amount        $463,000,000  $362,000,000  $267,000,00   $351,284,000    $557,000,000   $61,865,214.52

Interest Rate                                                                     One Month
                                                                                   LIBOR,
                                                                                  plus __%
Targeted Final
Distribution Date       June 2001     December 2001     June 2002  December 2002      N/A             N/A

Final Scheduled
Distribution Date       July 2002        April 2003  January 2004      July 2006    July 2006       July 2006

Price to Public           N/A                                                           N/A           N/A

Underwriting              N/A                                                           N/A           N/A
Discount

Proceeds to Seller        N/A                                                           N/A           N/A


      (1)   Not being offered hereby.


      Credit Enhancement
      o     Reserve Account, with an initial deposit of $61,864,476.44.
      o     The Certificates are subordinated to the Notes.



Deutsche Banc Alex. Brown                         Banc One Capital Markets, Inc.

Credit Suisse First Boston
                 Merrill Lynch & Co.
                                  Morgan Stanley Dean Witter
                                                         Salomon Smith Barney

                              ---------------------

                   IMPORTANT INFORMATION ABOUT THIS TERM SHEET

None of the lead managers, co-managers, GMAC, the Issuer, the Seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses some aspects of the applicable security's characteristics and does not provide a complete assessment. So, the information contained in this term sheet may not reflect the impact of all structural characteristics of the security. Due to changes in circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.


We have filed a registration statement (including a prospectus) relating to the trust with the SEC and it is effective. We have also filed a base prospectus dated August 26, 1999 under Rule 424(b). In connection with this offering, after the securities have been priced and all of the terms and information related to this transaction are finalized, we will file with the SEC a prospectus supplement relating to the securities offered by the trust. This communication is not an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities of the trust in any state in which an offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of that state. A sale of the securities of the trust will not be consummated unless the purchaser has received both the final prospectus supplement and the prospectus. Neither the SEC nor any state securities commission has approved or disapproved these Securities or determined that this term sheet, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Any investment decision by you should be based on the information in the final prospectus supplement and the prospectus, which will be current as of their publication dates and after publication may no longer be complete or current.


You may obtain a final prospectus supplement and a prospectus by contacting Deutsche Banc Alex. Brown at (212) 469-7730 or Banc One Capital Markets, Inc. at
(312) 732-1795.


                              ---------------------

[GRAPHIC_OMITTED]

[GRAPHIC_OMITTED]

You can find the definitions of all capitalized terms used below that are not defined in this term sheet in the prospectus of Capital Auto Receivables, Inc. dated August 26, 1999 and filed under Rule 424(b), pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. The prospectus will be superseded by a final prospectus supplement and a prospectus to be dated November __, 2000. Your investment decision should be based solely on the information in the final prospectus supplement and the prospectus.

THE PARTIES

Issuer

Capital Auto Receivables Asset Trust 2000-2, a Delaware business trust formed by the Seller, will issue four classes of Class A Notes, one or more Variable Pay Revolving Notes and a class of Certificates.

Seller

Capital Auto Receivables, Inc., a wholly-owned subsidiary of GMAC, will be the Seller to the Trust.

Servicer

GMAC, a wholly-owned subsidiary of General Motors Corporation, will be the Servicer for the Trust.

Indenture Trustee

Bank One, National Association.

Owner Trustee

Bankers Trust (Delaware).

THE NOTES

Class A Notes

The Trust will issue the following Class A Notes:

Class    Aggregate Principal     Interest
                Amount             Rate
A-1          $463,000,000         _____%
A-2          $362,000,000         _____%
A-3          $267,000,000         _____%
A-4          $351,284,000         _____%

Only the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes are offered hereby. The Class A-1 Notes will be sold in a private placement and are not offered hereby.

Variable Pay Revolving Notes

o At the time of issuance of the Class A Notes, the Trust will issue an initial Variable Pay
      Revolving Note with an initial principal amount of $557,000,000. The Seller will sell a 100% participation interest in the initial
      Variable Pay Revolving Note in a private placement to a commercial paper facility administered by GMAC. We are not offering any interest in any Variable Pay Revolving
      Note hereby.

o If this commercial paper facility makes each incremental advance requested by the Seller with respect to the initial Variable Pay
      Revolving Note as described below, then no additional Variable Pay Revolving Notes will be issued. If those incremental advances do not occur as requested, the Trust may issue one or more additional Variable Pay
      Revolving Notes to additional purchasers.
      Neither this commercial paper facility nor any other person is obligated to make any incremental advance with respect to or purchase a Variable Pay Revolving Note or any interest therein. For ease of reference, we use the term "the Variable Pay Revolving
      Note" to refer collectively to the initial
      Variable Pay Revolving Note and any other
      Variable Pay Revolving Notes that may
      subsequently be issued.

o The Seller will request incremental advances under the Variable Pay Revolving Note on the targeted final distribution date for each class of the Class A Notes. The Seller will direct the Trust to use the amount so advanced to make principal payments on the applicable
      Class A Notes on that targeted final
      distribution date.

o The initial Variable Pay Revolving Note will bear interest at a floating rate of one-month
      LIBOR plus __%, except as described below.
      Any additional Variable Pay Revolving Note that is issued will bear interest at a spread over LIBOR that will be established at the time of issuance based on market conditions, but the spread will not exceed 2.50%. If the interest rate swap described below is terminated, the interest rate on each Variable Pay Revolving
      Note will automatically become a fixed rate of __% per annum, which is the fixed rate payable by the Trust under the interest rate swap.

o     The Seller will only obtain incremental
      advances under the Variable Pay Revolving
      Note on the targeted final distribution date for a class of Class A Notes if the aggregate amount of the related advance, together with other available funds, will be sufficient to pay in full the outstanding principal balance of those Class A Notes on that targeted final distribution date. However, as no entity is committed to make incremental advances under the Variable Pay Revolving Note, it is possible that no advance will be made on the targeted final distribution date for a class of Class A Notes, in which case the Trust will not have sufficient funds to pay in full the outstanding principal balance of those Class A
      Notes on their targeted final distribution date.

o The Seller will also not obtain incremental advances under the Variable Pay Revolving Note on the targeted final distribution date for a class of Class A Notes if:

     o      the interest rate swap terminates;
     o      an event of default occurs under the
            indenture; or
     o      the total  principal  amount of Notes
            and  Certificates  outstanding would
            exceed  the  aggregate  discounted
            principal  balance of the receivables
            held by the Trust.

Interest Payments

o The Trust will pay interest on the Notes monthly, on the 15th day of each month, or on the next business day, which we refer to as the "distribution date." The first distribution date is January 16, 2001.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

o     The Trust  will pay  interest  on all the Class A
      Notes that we will offer under the prospectus supplement based on a 360-day year consisting of twelve 30-day months.

o Interest payments on all Class A Notes and the Variable Pay Revolving Note will have the same priority.

Principal Payments

o In general, the Trust will not make payments of principal on any class of Class A Notes until its targeted final distribution date. On the targeted final distribution date for each class of Class A Notes, the Trust will pay, to the extent of available funds, the entire outstanding principal balance of that class of Class A Notes.

o Amounts available to pay principal on the Notes on each distribution date that is not a targeted final distribution date for any Class A
      Note will be applied to make principal
      payments on the Variable Pay Revolving
      Note. On each distribution date, except after the Notes have been accelerated following an event of default as described in the prospectus supplement, distributions with respect to the Certificate balance on the Certificates will also be made.

o     The amount available to make principal
      payments on each distribution date will be based on the amount of collections and defaults on the receivables during the prior month. On the targeted final distribution date for a class of Class A Notes, the proceeds from any incremental advances under the Variable Pay Revolving Note will also be available to make principal payments. The prospectus and the prospectus supplement will describe how the available funds are allocated to principal payments.

o If any class of Class A Notes is not paid in full on its targeted final distribution date, on each distribution date thereafter, until that class of Class A Notes is paid in full, amounts available to make principal payments on the Notes will be applied to that class of Class A
      Notes and the Variable Pay Revolving Note pro rata. If on two consecutive targeted final distribution dates the corresponding targeted classes of Class A Notes are not paid in full or in the event the interest rate swap is terminated, on each distribution date thereafter, amounts available to make principal payments on the Notes will be applied to the Class A Notes and the Variable
      Pay Revolving Note pro rata. In such event, payments on the Class A Notes will be made sequentially, so that no principal payments will be made on any class of Class A Notes until all Class A Notes with a lower numerical designation have been paid in full. For example, the Class A-2 Notes will be paid in full before any payments are made on the Class A-3 Notes and the Class A-3 Notes will be paid in full before any payments are made on the Class A-4 Notes.

o The failure of the Trust to pay any class of Class A Notes in full on its targeted final distribution date will not constitute an event of default.

o On each distribution date after an event of default occurs and the Notes are accelerated, until the time when all events of default have been cured or waived as provided in the indenture, principal payments on each class of the Class A Notes and the Variable Pay
      Revolving Note will be made ratably to all noteholders, based on the outstanding principal balance of each class of Notes.

o All unpaid principal on a class of Notes will be due on the final scheduled distribution date for that class. Failure to pay a class of Notes in full on its final scheduled distribution date will result in an event of default.

o     When the total principal balance of the
      receivables declines to less than 10% of the total amount financed under the receivables, the Servicer may purchase all of the remaining receivables. If the Servicer purchases the receivables, the outstanding Class A-4 Notes, if any, and the Variable Pay Revolving Note will be redeemed at a price equal to their remaining principal balance plus accrued and unpaid interest.

THE CERTIFICATES

o The Trust will issue Certificates with an aggregate initial Certificate balance of $61,865,214.52.

o The Seller will initially retain 100% of the Certificates, but may sell all or part of its interest in the Certificates in the future.

Interest Payments

o The Trust will pay interest on the Certificates on each distribution date.

o The Certificates will bear interest at _____% per annum, subject to adjustment as described in the prospectus supplement.

Certificate Balance

o On each distribution date, except after the Notes have been accelerated following an event of default, a pro rata portion, based on the outstanding amount of Notes and Certificates, of the amount available to make principal payments will be applied to make distributions with respect to the Certificate balance.

Subordination

o If an event of default occurs and the Notes are accelerated, no payments of interest on the Certificates or distributions with respect to the Certificate balance will be made until the Notes are paid in full or the acceleration is rescinded.

Early Retirement of the Certificates

o     When the total principal balance of the
      receivables declines to 10% or less of the total amount financed under the receivables, the Servicer may purchase all of the remaining receivables. If the Servicer purchases the receivables, the outstanding Certificates, if any, will be redeemed at a price equal to the remaining Certificate balance plus accrued and unpaid interest.

THE TRUST PROPERTY

o The primary assets of the Trust will be a pool of fixed rate retail instalment sales contracts used to finance the purchase of new cars and light trucks. We refer to these contracts as "receivables", to the pool of those receivables as the "receivables pool" and to the persons who financed their purchases with these contracts as "obligors." The receivables in the Trust will be sold by GMAC to the Seller, and then by the Seller to the Trust. The Trust will grant a security interest in the receivables and the other Trust property to the Indenture
      Trustee on behalf of the noteholders. The
      Trust property will also include, with other specific exceptions described in the prospectus:

     o Monies received under the receivables on or after a cut-off date of November 1, 2000
            (we refer to this date as the "cut-off date");
     o      Amounts held on deposit in trust
            accounts maintained for the Trust;
     o      Security interests in the vehicles
            financed by the receivables;
     o      Any recourse GMAC has against the
            dealers from which it purchased the
            receivables;
     o      Any proceeds from claims on
            insurance policies covering the
            financed vehicles;
     o      The interest rate swap and contingent
            assignment described below;
     o Specified rights of the Seller under its purchase agreement with GMAC; and
     o All rights of the Trust under the related transfer agreement with the Seller.

o The initial aggregate discounted principal balance of the receivables, which is the present value of all payments due on the receivables that have not been received on or prior to the last day of the applicable month discounted by 10%, will be $2,062,149,214.52.

PRIORITY OF DISTRIBUTIONS

o The Trust will distribute available funds in the following order of priority:

     o      servicing fee payments to the
            Servicer;
     o      net amount payable, if any, to the
            swap counterparty described below;
     o      interest on the Notes;
     o      interest on the Certificates;
     o      principal on the Notes;
     o      principal on the Certificates; and
     o      deposits into the reserve account.

o If an event of default occurs and the Notes are accelerated, the Trust will pay each class of the Class A Notes and the Variable Pay
      Revolving Note in full, on a pro rata basis, before making any interest payments on the Certificates or any payments with respect to the Certificate balance until all events of default have been cured or waived as provided in the indenture.

RESERVE ACCOUNT

o     On the closing date, the Seller will deposit
      $61,864,476.44 in cash or eligible investments into the reserve account. Collections on the receivables, to the extent available for such purpose, will be added to the reserve account on each distribution date if the reserve account balance is below a specified reserve amount.
      The specified reserve amount will increase so long as any funds are held in an accumulation account to be described in the prospectus supplement.

o To the extent that funds from principal and interest collections on the receivables are not sufficient to pay the basic servicing fee, to pay the net amount, if any, due to the swap counterparty and to make required distributions on the Notes and the Certificates, the Trust will withdraw cash from the reserve account for those purposes. Amounts on deposit in the reserve account will not be available, however, on the targeted final distribution date for any class of Class A
      Notes to the extent that available funds are otherwise insufficient to pay that class of Class A Notes in full.

o On any distribution date, after the Trust pays the total servicing fee and the swap counterparty and makes all required distributions on the Notes and the Certificates, the amount in the reserve account may exceed the specified reserve amount.
      If so, the Trust will pay the excess to the Seller.

INTEREST RATE SWAP

o On the Closing Date, the Trust will enter into an interest rate swap with ______________, as swap counterparty.

o The swap counterparty, the Trust and GMAC will also enter into a contingent assignment.
      Under the contingent assignment, if the swap counterparty fails to perform its obligations under the interest rate swap, or if specified termination events occur, and as a result the interest rate swap would be terminated, GMAC will assume the obligations of the swap counterparty under the interest rate swap.

o Under the interest rate swap, the Trust will receive monthly payments at a rate determined by reference to LIBOR, which is the basis for determining the amount of interest due on the Variable Pay Revolving Note.

o     Under the interest rate swap, on each
      distribution date, the Trust will be obligated to pay to the swap counterparty a fixed monthly rate on a notional amount equal to the aggregate outstanding balance of the Variable
      Pay Revolving Note. The swap counterparty will be obligated to pay to the Trust a floating interest rate based on LIBOR on the same notional amount.

o Under the interest rate swap, the amount that the Trust is obligated to pay to the swap counterparty will be netted against the amount that the swap counterparty is obligated to pay to the Trust. Only the net amount payable will be due from the Trust or the swap counterparty, as applicable.

o If the interest rate swap is terminated, the interest rate on the Variable Pay Revolving
      Note will automatically become a fixed rate equal to the fixed rate payable by the Trust under the interest rate swap and the Trust will no longer be permitted to obtain incremental advances under the Variable Pay Revolving
      Note.

SERVICING FEES

o The Trust will pay the Servicer a monthly basic 1.00% servicing fee as compensation for servicing the receivables.

o The Servicer will also be entitled to any late fees, prepayment charges and other administrative fees and expenses collected during the related month and investment earnings on Trust accounts.

o     The Trust will also pay the Servicer an
      additional monthly servicing fee of up to 1.00% to the extent described in the prospectus.

TAX STATUS

o     In the opinion of Kirkland & Ellis, special tax counsel:

     o      the Class A Notes will be
            characterized as indebtedness for
            federal income tax purposes, and

     o      the Trust will not be taxable as an
            association or publicly traded
            partnership taxable as a corporation,
            but instead should be
            classified as a grantor trust for
            federal income tax purposes.

o Each noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness for federal, state and local income and franchise tax purposes.

ERISA CONSIDERATIONS

o Subject to additional considerations, an employee benefit plan subject to the Employee Retirement
      Income Security Act of 1974 may purchase the Class
      A Notes. An employee benefit plan should consult with its counsel before purchasing the Class A Notes.

RATINGS

o We will not issue the Class A Notes offered hereby unless they are rated in the highest rating category for long-term obligations
      (i.e., "AAA") by at least one nationally recognized rating agency.

o We cannot assure you that a rating agency will maintain its rating if circumstances change. If a rating agency changes its rating, no one has an obligation to provide additional credit enhancement or restore the original rating.

o A rating is not a recommendation to buy the Class A Notes. The rating considers only the likelihood that the Trust will pay interest on time and will ultimately pay principal in full.
      The rating does not consider the prices of the Class A Notes, their suitability to a particular investor or the timing of principal payments.
      In particular, the rating does not address whether any class of Class A Notes will be paid in full on its targeted final distribution date.

RISK FACTORS

Before making an investment decision, you, as a prospective investor, should consider the factors that are set forth under the caption "Risk Factors" in the prospectus and that we will set forth in the prospectus supplement.

                              THE RECEIVABLES POOL

      The receivables to be included in the receivables pool related to the Notes were selected from GMAC's portfolio based on several criteria, including that each receivable:

      o     has a first payment due date on or after January 1, 1997;

      o     was originated on or after December 1, 1996;

      o     has an original term of 6 to 60 months;

      o provides for finance charges at an annual percentage rate with the range specified in the second table below;

      o     as of the cut-off date, was not more than 29 days past due; and

      o     satisfies the other criteria set forth in the prospectus.

      Scheduled Interest Receivables represent 43% of the Aggregate Principal Balance as of the cut-off date. The balance of the receivables are Simple Interest Receivables. All of the receivables were secured by new vehicles at the time of origination. Substantially all of the receivables were acquired by GMAC under special incentive rate financing programs designed to encourage purchases of new General Motors vehicles.

      The following tables describe the receivables pool:

                       Composition of The Receivables Pool

Weighted Average Annual Percentage Rate of Receivables(1)  4.4%
Aggregate Amount Financed..............................    $2,260,019,462.31
Number of Contracts in Pool............................    180,680
Average Amount Financed................................    $12,508.40
Weighted Average Original Maturity(2)..................    54.13 months
Weighted Average Remaining Maturity (Range)............    40.79 months (6 to 59 months)

--------
      (1)   Based on weighting by current balance and remaining term of each receivable.
      (2)   Based on weighting by the original principal balance of each receivable.


            Distribution by Annual Percentage Rate of the Receivables Pool

                                                             Percentage
                                                            of Aggregate
Annual Percentage          Number of                           Amount
    Rate Range             Contracts    Amount Financed       Financed
-------------------------------------------------------------------------------
0.01% to 1.00%               15,797    $   215,982,648          9.56%
1.01% to 2.00%               13,182        127,747,442          5.65%
2.01% to 3.00%               25,243        255,150,777         11.29%
3.01% to 4.00%               52,232        574,662,841         25.43%
4.01% to 5.00%               32,698        463,507,459         20.51%
5.01% to 6.00%               28,851        404,488,168         17.90%
6.01% to 7.00%                8,191        143,105,468          6.33%
7.01% to 8.00%                4,422         74,417,149          3.29%
8.01% to 9.00%                   64            957,510          0.04%
                     ------------------------------------------------
     Total                  180,680    $ 2,260,019,462        100.00%
                     ------------------------------------------------



     The receivables pool includes receivables originated in 46 states and the District of Columbia. The following table sets forth the percentage of the Aggregate Amount Financed in the states with the largest concentration of receivables. No other state accounts for more than 4.43% of the Aggregate Amount Financed.


                                       Percentage of
                                         Aggregate
            State (1)                 Amount Financed
            ---------                 ---------------
            California...........         12.81%
            Illinois.............          9.76
            Texas................          8.38
            Michigan.............          7.31
            New York.............          6.38
            Florida..............          5.17

--------
(1) Based on billing addresses of the obligors on the receivables at origination.

                   Delinquencies, Repossessions and Net Losses

     For GMAC's entire U.S. portfolio of new and used retail car and light truck receivables (including receivables previously sold by GMAC which it continues to service), the following table shows GMAC's experience for (1) delinquencies, (2) repossessions and (3) net losses. There can be no assurance that the delinquency, repossession and net loss experience on the receivables will be comparable to that set forth below.


                               Nine Months
                            Ended September 30              Year Ended December 31
                           --------------------    --------------------------------------
NEW AND USED
VEHICLE CONTRACTS
                            2000       1999         1999       1998      1997       1996
                           ------     ------       ------     ------    ------     -----
Total Retail Contracts
Outstanding at End of the
Period (in thousands)..... 3,306      3,117        3,120      2,981     2,861      3,005

Average Daily Delinquency
  31-60 Days.............. 1.89%      2.18%        2.18%      2.66%     3.24%      3.14%
  61-90 Days.............. 0.14       0.14         0.14       0.18      0.23       0.22
  91 Days or More......... 0.01       0.01         0.02       0.02      0.03       0.03

Repossessions as a Percent of
  Average Number of
  Contracts Outstanding... 1.82%(1)   2.08%(1)     2.07%      2.48%     3.21%      3.59%

Net Losses as a Percent of
  Liquidations(2)......... 1.07%      1.04%        1.12%      1.70%     2.30%      2.35%

Net Losses as a Percent of
  Average Receivables(2).. 0.54%(1)   0.55%(1)     0.58%      0.83%     1.31%      1.45%

-----------
(1)  Annualized rate.
(2)  Percentages based on gross accounts receivables including unearned income.
